UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

SafeSpace Global Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-36564	85-1173741
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Weisgarber Road Knoxville, TN	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 459-0965
(Registrant’s Telephone Number, Including Area Code)

Healthcare Integrated Technologies Inc.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

Pursuant to articles of amendment approved by our board of directors and filed with the Secretary of State of Nevada, effective April 17, 2025, we amended our Articles of Incorporation to change our corporate name from “Healthcare Integrated Technologies Inc.” to “SafeSpace Global Corporation.”

The new name reflects the Company’s strategic evolution and commitment to advancing intelligent, scalable situational awareness and support initiative-taking safety measures, through next-generation AI technologies. This rebranding initiative aligns with the Company’s expanded vision and its ongoing efforts to lead the transformation through artificial intelligence. No action is required from stockholders. The CUSIP number for our common stock remains unchanged. Our common stock remains eligible for quotation on the OTC Pink Market and, in connection with the change in our corporate name, has transitioned to the new ticker symbol, “SSGC,” as of market open on April 24, 2025.

The Company also restated its Articles of Incorporation to reflect all prior amendments through April 17, 2025, including the foregoing amendment, and the text of the resulting Articles of Incorporation is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Amendment to Bylaws

The Board of Directors of SafeSpace Global Corporation amended and restated the Company’s Bylaws to reflect the Company’s name change as described above, effective as of the same date. The amendments also incorporate certain other non-substantive updates and clarifications.

The text of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation dated April 17, 2025
3.2	Amended and Restated Bylaws dated April 17, 2025
104	Cover Page Interactive Data File (embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SafeSpace Global Corporation

Date: May 9, 2025	By:	/s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer